THOMAS WEISEL TECHNOLOGY, TELCOM & INTERNET CONFERENCE 2008 Exhibit 99.1 JOHN FEEHAN, CFO FEBRUARY 4, 2008

The following presentation contains certain forward-looking statements and information relating to us that are based on the beliefs of our management as well as assumptions made by, and information currently available to, us. These statements include, but are not limited to, statements about our strategies, plans, objectives, expectations, intentions, expenditures, and assumptions and other statements contained in this document that are not historical facts. When used in this presentation, words such as "anticipate," "believe," "estimate," "expect," "intend," "plan" and "project" and similar expressions, as they relate to us are intended to identify forward-looking statements. These statements reflect our current views with respect to future events, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties discussed in our filings with the Securities and Exchange Commission, copies of which are available on our investor relations website at http://investorrelations.virginmobileusa.com/ and on the SEC website at http://www.sec.gov/. We neither intend nor assume any obligation to update these forward-looking statements, which speak only as of their dates.
The following presentation uses the financial performance metric Adjusted EBITDA, which is not calculated in accordance with
GAAP. We believe that this non-GAAP financial metric is helpful in understanding our operating performance from period to period and, although not every wireless company defines this metric in the same way, we believe that this metric as used by
Virgin Mobile USA facilitates comparisons with other wireless communication providers. Adjusted EBITDA should not be considered a substitute for any performance metrics determined in accordance with GAAP. For a reconciliation of Adjusted
EBITDA to the most directly comparable GAAP financial measure, please refer to the section entitled "Definition of Terms and Reconciliation of Non-GAAP Financial Measures" included at the end of this presentation.
FORWARD-LOOKING STATEMENTS

Mar
04
Aug
06
Dec
06
Jul
02
Nov
03
Aug
07
Jan
06
2006 Adjusted 2006 Adjusted
EBITDA of EBITDA of
$47.9 million $47.9 million
THE VIRGIN MOBILE SUCCESS STORY
4

2
1
5
FY 2007
Adjusted
EBITDA of
$95 - $100
million
Oct
07
Dec
07
Sep
07
2   year running, J.D. Power &
Associates highest prepaid customer
satisfaction
Exceeds $1 billion in annual revenue
J.D. Power & Associates highest
prepaid customer satisfaction
A Top Ten
US wireless provider
1 million customers
(Fastest US wireless
operator to hit this mark)
Virgin Mobile USA
launches
NYSE Listed
“VM”
5.1 million
customers
nd

PRELIMINARY
FOURTH QUARTER & FY 2007 RESULTS
Raised Adjusted EBITDA guidance for FY 2007 of $95 -
$100 million
Over 5 million customers in 5 years
Q4’07 net adds of 210k, 512k for 2007
Black Friday pricing continued throughout the fourth
quarter, have seen pricing normalize this quarter
Elected not to compete broadly at the $5.99 price
point given that these customers may have lower
ARPU and a higher propensity to churn.
Handset sales at the higher end over performed
internal expectations
Stable churn levels of 5.1% for the quarter and 4.9% for
the year
2008 Guidance will be provided on the Q4 earnings call in
March
ADJUSTED EBITDA
(in millions)
($134)
$48
($48)
2004 2005
2006
2007
$95-$100
2,851
3,845
4,574
5,085
SUBSCRIBERS
(in thousands)
2004 2005 2006 2007

HOLIDAY SEASON GROSS ADDS
Holiday season tracked as expected through Black Friday
Gross add plan was in line with Q4 2005, slightly below Q4
2006 (total gross adds were 1.3 m)
Fewer gross adds on Black Friday than in previous years, but within expectations following planned stable pricing.
Gross adds tracked in line, but began to diverge in mid
December with widespread aggressive pricing`
Maintained disciplined pricing throughout holiday
season
Launched one experimental cohort of $7.99 phones
One phone, one retailer
Immediately resulted in sales increase of 31%
We will analyze the customer LTV to assess future
investment
Ability to compete at discounted levels
$7.99 implemented
Q4 Weekly Gross Adds 2005-2007 (Indexed)
Week 8 Week 9
(Black
Friday)
Week 10 Week 11 Week 12 Week 13 Week 14
2005
2006
2007
Discounted Handset Cohort
Discount handset retailer
Other retailer A
Other retailer B

World-class youth-oriented brand
Leverage over $350 million in global annual
brand spend
(1)
Low customer acquisition costs
Brand license to 2027
BRAND
Sprint contract to 2027
Near-owner economics with limited capex
Access to current / future technologies
Nationwide
NETWORK
MVNO BUSINESS MODEL
MVNO-heavy approach
Own the customer experience
Real-time billing / pricing / promotions
INFRASTRUCT
URE
(1) Source: Virgin Group internal estimates

VALUE PROPOSITION EXPANDING
PAST THE YOUTH MARKET
YOUTH-ORIENTED BRAND WITH BROAD NATIONAL APPEAL
49% of new
customers
are over
the age of
34
Customer
race/ethnicity
mirrors U.S.
population,
except
Hispanics
63% are
employed
88% pay for
some or all
of their
service

Virgin Mobile Adjusted EBITDA ex Network Cost Implied Depreciation
Virgin Mobile Peer Average
FY 2007 Virgin Mobile vs. Peers FCF conversion
EBITDA RESULTS IN GOOD VALUE
AND CASH FLOW
ILLUSTRATIVE COMPARABLE ADJUSTED EBITDA
HIGH FREE CASH FLOW CONVERSION
(1)
1. Defined as Adjusted EBITDA – Capex)/Adjusted EBITDA
2. Includes Cingular, Verizon Wireless, Sprint Nextel and T-Mobile USA.  Data for Sprint Nextel is for the
nine months to September 30, 2007 as FY 2007 data are not available.
3. Assumes 7.0 billion MOUs for FY 2006 and 12.5 billion MOUs for FY2007 with illustrative depreciation charge of $0.01 per MOU
$74
$122
71% - 73%
$48
54%
(2)
$220–
$225
$125
$95 -
$100
2006
Adjusted
EBITDA
Network Cost
Implied
Depreciation (3)
Illustrative
Comparable
Adjusted
EBITDA
Illustrative
Comparable
Adjusted
EBITDA
FY 2006
FY 2007
2007
Adjusted
EBITDA
Guidance
Network Cost
Implied
Depreciation (3)

SUSTAINABLE COMPETITIVE ADVANTAGES
Leading provider in high-growth, no-contract market
Broad National Appeal
Resilient MVNO business model
Low fixed cost structure
Ability to compete in varying price/economic environments
Strong FCF conversion
Track record of consumer-driven innovation
Strong Virgin brand equity
Premier national retail distribution
Highest customer satisfaction in the prepaid industry

QUESTIONS

DEFINITION OF TERMS AND
RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES
Adjusted EBITDA, a non-GAAP measure, is calculated as net (loss)/income plus interest expense, income tax expense, depreciation and amortization, minority interest, non-cash compensation expense, equity issued to a member and debt extinguishment costs. We believe Adjusted EBITDA is a useful tool in evaluating performance because it eliminates items related to taxes, non-cash charges relating to depreciation and amortization as well as items relating to both the debt and equity portions of our capital structure. Adjustments relating to interest expense, income tax expense, depreciation and amortization, and minority interest are each customary adjustments in the calculation of supplemental measures of performance. We believe such adjustments are meaningful because they are indicators of our core operating results, and our management uses them to evaluate our business. Specifically, our management uses them in its calculation of compensation targets, preparation of budgets and evaluations of performance. Similarly, we believe that the exclusion of non-cash compensation expense provides investors with a more meaningful indication of our performance as these non-cash charges relate to the equity portion of our capital structure and not our core operating performance. This exclusion is also consistent with how we calculate the measures we use for determining certain bonus compensation targets, preparing budgets and other internal purposes. We believe that the exclusion of equity issued to a member and debt extinguishment costs in 2006 is appropriate because these charges relate to the debt and equity portions of our capital structure and are not expected to be incurred in future periods. Finally, following the completion of our initial public offering, we have excluded minority interest, as the minority holder of ownership interests in
Virgin Mobile USA, LP can exchange them at anytime into shares of our Class A common shares.
Reconciliation of Adjusted EBITDA
for the twelve months to 12/31/06
Twelve months ended
December 31,
2006
(in thousands)
Net (loss) / income (36,707) $
Plus:
Depreciation and amortization 28,381
Interest expense 52,178
Non-cash compensation expense 2,563
Equity issued to a member -
Debt extinguishment costs 1,469
Adjusted EBITDA 47,884 $
(Unaudited)
($ millions)
Preliminary Unaudited Net Loss (6) $               (3) $
Add:
Interest Expense 53 53
Minority Interest 6 7
Non-cash operating expenses (1) 42 43
Adjusted EBITDA 95 $              100 $
(1) Non-cash operating expenses include non-cash
compensation expense and depreciation and amortization
(Unaudited)
Reconciliation of Full Year Guidance